Exhibit 99.1

CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and the description of our role in the valuation process of any properties owned by Cole Office & Industrial REIT (CCIT II), Inc. and its subsidiaries (collectively, the “Company”) referred to in the Current Report on Form 8-K filed on March 25, 2019 and incorporated by reference in the Company’s Registration Statement on Form S-3 (SEC File No. 333-213306).

In giving such consent, we do not thereby admit we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

March 25, 2019	/s/ Cushman & Wakefield of Illinois, Inc.
Cushman & Wakefield of Illinois, Inc.